Exhibit 10.2

THE SECURITIES WHICH ARE REPRESENTED HEREBY HAVE NOT BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933 , AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED AND REMAINS EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE . PROMISSORY NOTE $300,000 October 6, 2023 For value received, the undersigned, MOBIQUITY TECHNOLOGIES,INC br or"), hereby promises to pay to the order of , ("Lender"), at • ' 6 0 (a· dress), or at such other place as may be designated from time to time in writing by Lender, the principal sum of Three hundred thousand ( $ 300 , 000 ) Dollars . The principal amount of this Note, shall be payable on or before November 30 , 2023 (the "Maturity Date"), with interest at the rate of fifteen ( 15% ) percent per annum . This note is payable in cash on the Maturity Date . However, Lender has the right to convert this note into common stock at $ . 70 per share or into the terms of any private financing completed by the Obligor prior to the Maturity Date . No waiver of any obligation of Obligor under this Promissory Note shall be effective unless it is in writing signed by Lender . A waiver by Lender of any right or remedy under this Promissory Note on any occasion shall not be a bar to exercise of the same right or remedy on any subsequent occasion or of any other right or remedy at any time . Any notice required or permitted under this Promissory Note shall be in writing and shall be deemed to have been given on the date of delivery, if personally delivered to the party to whom notice is to be given, by certified mail, return receipt requested, postage prepaid, and addressed to the addressee at the address of the addressee set forth herein, or to the most recent address, specified by written notice, given to the sender pursuant to this paragraph . This Promissory Note is delivered in and shall be enforceable in accordance with the laws of the State of New York and shall be construed in accordance therewith, and shall have the effect of a sealed instrument .

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In the event any one or more of the provisions of this Promissory Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect or in the event that any one or more of the provisions of this Promissory Note operate or would prospectively operate to invalidate this Promissory Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Promissory Note and the remaining provisions of this Promissory Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby . This Note supersedes and replaces any prior Note issued to the Obligor for an equivalent amount of money . Print name of Obligor: Mobiquity Technologies, Inc. Title ofObligor, if any: Dean Julia, Chief Executive Officer Signature: _

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